UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

_______________________________________________________________

NOBLE VICI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Raffles Place, #33-02

One Raffles Place Tower One

Singapore 048616

(Address of principal executive offices) (Zip Code)

+65 6491 7998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K solely amends the first paragraph of Item 2.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2018. This Amendment No. 1 to Form 8-K is being filed to correct the following clerical errors in the disclosure regarding the price per share and aggregate value of the common stock of the Registrant exchanged for shares of Noble Vici Private Limited, a corporation incorporated under the laws of Singapore:

1. $2.00 per share corrected to $1.70 per share; and

2. Aggregate value of $280,000,000 corrected to aggregate value of $238,000,000.

Except as described above, this Amendment No. 1 to Form 8-K does not amend, update or change any other items or disclosures in the original filing and does not purport to reflect any information or events subsequent to the filing date of the original filing. As such, this amended Form 8-K report speaks only as of the date the original filing was filed, and the Registrant has not undertaken herein to amend, supplement or update any information contained in the original filing to give effect to any subsequent events. Accordingly, this amended Form 8-K should be read in conjunction with the Registrant’s filings made with the Securities and Exchange Commission subsequent to the filing of the original filing, including any amendment to those filings.

Item 2.01 Completion of an Acquisition or Disposition of Assets.

On August 8, 2018, NOBLE VICI GROUP, INC. (“we”, “us” or the “Company”), executed a Share Exchange Agreement (“the “Share Exchange Agreement”) with Noble Vici Private Limited, a corporation organized under the laws of Singapore (“NVPL”), and the Eldee Tang, the sole shareholder of NVPL, and also our Chief Executive Officer and Director. Pursuant to the Share Exchange Agreement, we purchased One Million and One (1,000,001) shares of NVPL (the “NVPL Shares”), representing all of the issued and outstanding shares of common stock of NVPL. As consideration, we agreed to issue to the sole shareholder of NVPL One Hundred Forty Million (140,000,000) shares of our common stock, at a value of US $1.70 per share, for an aggregate value of US $238,000,000. We consummated the acquisition of NVPL on August 8, 2018. It is our understanding that Mr. Tang is not a U.S. Person within the meaning of Regulations S. Accordingly, the Shares are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, Regulation D and Regulation S promulgated thereunder. The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to such agreement which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE VICI GROUP, INC.
Dated: August 8, 2018

	By:	/s/ Eldee Tang
Eldee Tang
Chief Executive Officer